Investor Presentation Fourth Quarter 2018 Exhibit 99.2

Information Related to Forward-Looking Statements Statements concerning interest rates, portfolio allocation, financing costs, portfolio hedging, prepayments, dividends, book value, utilization of loss carryforwards, any change in long-term tax structures (including any REIT election) and any other guidance on present or future periods constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, changes in interest rates, increased costs of borrowing, decreased interest spreads, changes in political and monetary policies, changes in default rates, changes in prepayment rates and other assumptions underlying our estimates related to our projections of future core earnings, changes in the Company’s returns, changes in the use of the Company’s tax benefits, changes in the agency MBS asset yield, changes in the Company’s monetization of net operating loss carryforwards, changes in the Company’s ability to generate cash earnings and dividends, preservation and utilization of the Company’s net operating loss and net capital loss carryforwards, impacts of changes to and changes by Fannie Mae and Freddie Mac, actions taken by the U.S. Federal Reserve, the Federal Housing Finance Agency and the U.S. Treasury, availability of opportunities that meet or exceed the Company’s risk adjusted return expectations, ability and willingness to make future dividends, ability to generate sufficient cash through retained earnings to satisfy capital needs, and general economic, political, regulatory and market conditions. These and other material risks are described in the Company's most recent Annual Report on Form 10-K and any other documents filed by the Company with the SEC from time to time, which are available from the Company and from the SEC, and you should read and understand these risks when evaluating any forward-looking statement. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Company Overview Real estate investment trust (“REIT”) focused on securitized residential mortgage assets Currently invest primarily in agency MBS issued by Fannie Mae and Freddie Mac May invest opportunistically in other asset classes High quality liquid assets with substantial interest rate hedges to protect long-term capital that produce predictable cash flows to support consistent dividends to shareholders Internally-managed NYSE Ticker AI Share Price (2/15/19) $8.84 Book Value Per Common Share (12/31/18) $8.71 Estimated Book Value Per Common Share (1/31/19) $9.22 GAAP Net Loss per Diluted Share (Q4 ‘18) $(0.87) Non-GAAP Core Operating Income per Diluted Share (Q4 ‘18) (1) $0.44 Dividend per Common Share (Q4 ‘18) $0.375 Dividend Yield (2/15/19) 17.0% Market Cap (2/15/19) $270 million Total Investment Portfolio (12/31/18) $4.0 billion (1) A reconciliation of non-GAAP core operating income to GAAP pre-tax income is provided on slide 17.

Publicly Traded Capital Class A Common Stock Ticker: AI Exchange: NYSE Market Capitalization: $270 million (1) Annual Dividend Yield: 17.0% (1) Senior Notes Due 2023 Ticker: AIW Exchange: NYSE Per Annum Interest Rate: 6.625% Payable Quarterly Maturity Date: May 1, 2023 Senior Notes Due 2025 Ticker: AIC Exchange: NYSE Per Annum Interest Rate: 6.75% Payable Quarterly Maturity Date: March 15, 2025 Series B Cumulative Perpetual Redeemable Preferred Stock Ticker: AI PrB Exchange: NYSE Per Annum Dividend Rate: 7.00% Payable Quarterly (1) As of February 15, 2019.

As of December 31, 2018: $3.98 Billion Fair Value As of September 30, 2018: $5.18 Billion Fair Value Agency MBS Investment Portfolio Allocation Specified Pool vs. TBA Allocation (1) Includes the fair value of the agency MBS underlying forward-settling “to-be-announced (“TBA”) purchase or sale commitments that are accounted for as derivative instruments in accordance with GAAP. The difference between the contractual forward price of the Company’s TBA commitments and the fair value of the underlying MBS is reflected on the Company’s consolidated balance sheets as a component of “derivative assets, at fair value” or “derivative liabilities, at fair value.” By Fixed Coupon Rate (1) As of September 30, 2018: As of December 31, 2018

Agency MBS Quarterly Balances and Yields TBA dollar roll transactions involve delaying, or “rolling,” the settlement of a forward-settling purchase of a TBA agency MBS by entering into an offsetting “spot” sale prior to the settlement date, net settling the “paired-off” positions in cash, and contemporaneously entering another forward-settling purchase of a TBA agency MBS of the same essential characteristics for a later settlement date at a price discount relative to the “spot” sale. Cost basis is based upon the contractual price of the initial TBA purchase trade of each individual series of dollar roll transactions. Asset yield calculated based upon future cash flow estimates obtain from Citi’s the Yield Book, a third-party model, for an illustrative 4.0% coupon specified pool purchased on January 30, 2019. For comparative purposes, assumes agency MBS is 100% financed with a one-month repurchase agreement. TBA dollar roll net interest spread based upon the “price drop” between the February and March settlement of a Fannie Mae 4.0% coupon TBA as of January 30, 2019. Estimated TBA Dollar Roll Advantage as of January 30, 2019

Financing Summary 15 counterparties with access to 17 total counterparties Less than 10% of equity at risk with any one counterparty 7.7% of equity at risk with largest counterparty 34% of equity at risk with five largest counterparties Favorable repo financing costs Diversified Funding Sources As of December 31, 2018 (dollars in thousands): The Company’s repo agreements generally have one-month terms while the Company receives three-month LIBOR on its interest rate swaps Increases in the spread between three- and one-month LIBOR generally positively impact the Company’s economic funding costs (and vice versa)

Hedging Summary Hedge Position Helps Mitigate Impact of Rising Rates on Value of Fixed-Rate Agency Portfolio and Short-Term Funding Costs Duration is calculated based upon each interest rate swap’s “DV01” (a valuation metric illustrating the dollar value of a one basis point increase in interest rates) as reported by the Chicago Mercantile Exchange, the clearinghouse through which those instruments were centrally cleared. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner. Interest Rate Swaps as of December 31, 2018 (dollars in thousands): U.S. Treasury Note Futures as of December 31, 2018 (dollars in thousands):

Interest rate swap book well matched to repo funding balance for the life of the portfolio Hedged agency MBS portfolio exhibits durable net interest spread in a wide range of interest rate environments over its life Excludes the Company’s TBA dollar roll position. Illustrative repurchase agreement balances in future periods are based upon outstanding balances as of December 31, 2018 reflecting paydown of agency MBS collateral based on projected agency MBS balances based upon cash flow and prepayment estimates derived from Citi’s “The Yield Book,” a third-party model. Illustrative interest rate swap notional amounts in future periods are based upon the contractual maturity dates of the Company’s interest rate swap agreements in place as of December 31, 2018. Illustrative agency MBS asset yields in future periods are based upon cash flow and prepayment estimates derived from Citi’s “The Yield Book,” a third-party model. Illustrative repurchase agreement and interest rate swap receive rates are assumed to be equal to 2.50% and 3.50%, respectively, in all future periods of the illustration.

Portfolio Weighted Average Statistics Calculated as the total of the following, expressed as an annualized percentage of the total agency MBS weighted average cost basis for the period: GAAP interest income from agency MBS, plus TBA dollar roll income, less agency MBS repurchase agreement interest expense, less interest rate swap net interest expense.

MBS Portfolio Economics MBS Portfolio Net Spread Income Return on Investable Capital (1): Total investable capital is calculated as stockholders’ equity determined in accordance with GAAP, less the net deferred tax asset, plus long-term unsecured debt. Includes interest expense incurred from repurchase agreement financing and net interest income or expense incurred from interest rate swap. Excludes the economic cost or benefit of hedging instruments other than interest rate swap agreements. Calculated based upon weighted average repurchase agreement and average investable capital balances for the period. Excludes implied financing of TBA dollar rolls. Expressed as an annualized percentage of average investable capital for the period. Expressed as an annualized percentage of average investable capital for the period. For example, for the fourth quarter of 2018, calculated as $2.9 million in dollar roll income (representing an implied net interest spread of 1.66% on a weighted average cost basis of $708 million). All else being equal, as the average balance of the Company’s TBA dollar roll portfolio increases, the calculated annualized return on average investable capital will increase (and vice versa). Core general and administrative expenses represent non-interest expenses reported within the line item “total general and administrative expenses” of the consolidated statements of comprehensive income less stock-based compensation expense.

Non-GAAP Core Operating Income (1) Core operating income and economic net interest income are non-GAAP financial measures. These non-GAAP measures are used by management to evaluate the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as assist with the determination of the appropriate level of periodic dividends to stockholders. The Company believes that non-GAAP core operating income and economic net interest income assist investors in understanding and evaluating the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as its earnings capacity. A limitation of utilizing these non-GAAP financial measures is that the effect of accounting for “non-core” events or transactions in accordance with GAAP does, in fact, reflect the financial results of our business and these effects should not be ignored when evaluating and analyzing our financial results. The Company believes that net income and comprehensive income determined in accordance with GAAP should be considered in conjunction with non-GAAP core operating income and economic net interest income. A reconciliation of non-GAAP core operating income to GAAP pre-tax income is provided on slide 17. Non-GAAP Core Operating Income Per Diluted Share Rollforward – Q4 2018 vs. Q3 2018

REIT Conversion Beginning with taxable year 2019, Arlington intends to elect to be taxed as a REIT As a REIT, Arlington will be required to distribute 90% of its annual REIT taxable income to its shareholders At present, Arlington intends to distribute 100% of its taxable income, although it will not be required to do so Arlington intends to make distributions of its taxable income within the time limits prescribed by the Internal Revenue Code, which may extend into the subsequent taxable year No significant modifications to Arlington’s operations or investment strategy are needed to qualify as a REIT As a REIT, Arlington’s unused tax loss carryforwards provide corporate flexibility to retain and reinvest some earnings Net operating loss carryforward of $15MM as of December 31, 2018 Net capital loss carryforward of $424MM as of December 31, 2018 As a result of Arlington’s intention to convert to a REIT, its reported book value no longer reflects deferred tax assets or liabilities

Appendix

Market Data (1)(2) 30-Year FNMA fixed rate price information is provided for illustrative purposes only and represents generic FNMA TBA prices and is not meant to be reflective of securities held by the Company. Source: Bloomberg

Balance Sheet Book value per common share is calculated as total equity less the preferred stock liquidation preference divided by common shares outstanding. Tangible book value represents total stockholders' equity, plus net deferred tax liabilities, less the preferred stock liquidation preference. Represents shares of common stock outstanding plus vested restricted stock units convertible into common stock less unvested restricted common stock.

Statement of Comprehensive Income

Non-GAAP Core Operating Income Reconciliation (1) Core operating income and economic net interest income are non-GAAP financial measures. These non-GAAP measures are used by management to evaluate the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as assist with the determination of the appropriate level of periodic dividends to stockholders. The Company believes that non-GAAP core operating income and economic net interest income assist investors in understanding and evaluating the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as its earnings capacity. A limitation of utilizing these non-GAAP financial measures is that the effect of accounting for “non-core” events or transactions in accordance with GAAP does, in fact, reflect the financial results of our business and these effects should not be ignored when evaluating and analyzing our financial results. The Company believes that net income and comprehensive income determined in accordance with GAAP should be considered in conjunction with non-GAAP core operating income and economic net interest income. Reconciliation of GAAP pre-tax net income to non-GAAP core operating income:

Book Value Per Share Rollforward – Fourth Quarter 2018 Tangible book value represents total stockholders' equity, less (plus) net deferred tax assets (liabilities), less the preferred stock liquidation preference. Calculated based upon weighted average diluted shares outstanding during the quarter. Excludes TBA dollar roll income, which is included in non-GAAP core operating income. Excludes net interest income or expense incurred from interest rate swap agreements, which is included in non-GAAP core operating income.

Specified Agency MBS Investment Portfolio Specified pools of loans with original balances of up to $150K. Specified pools of loans with original balances between $150K and $175K. Specified pools of loans with original balances between $175K and $200K. Specified pools of loans with original balances between $200K and $225K. Other specified pools include pools of loans refinanced through the Home Affordable Refinance Program (“HARP”), low FICO loans, 100% investor occupancy status loans, high LTV loans, and seasoned loans. WAC represents the weighted average coupon of the underlying collateral. Loan age represents the weighted average age of the underlying collateral. Actual 3-month constant prepayment rate (“CPR”) represents annualized 3-month CPR published in January 2019 for securities held as of December 31, 2018. Remaining life represents the weighted average expected remaining life of the security based on expected future CPR as estimated by Citi’s “The Yield Book,” a third-party model. Duration is derived from the Citi’s “The Yield Book,” a third-party model. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner and is dependent upon several subjective inputs and assumptions. Actual results could differ materially from these estimates. In addition, different models could generate materially different estimates using similar inputs and assumptions. Fixed-Rate Agency MBS Selected for Prepayment Characteristics

Book Value Sensitivity to Interest Rates Duration is derived from the Citi’s “The Yield Book,” a third-party model. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner and is dependent upon several subjective inputs and assumptions. Actual results could differ materially from these estimates. In addition, different models could generate materially different estimates using similar inputs and assumptions. Total liability and hedge duration is expressed in asset units. Excludes long-term debt. Interest rate sensitivity of agency MBS and TBA commitments is derived from The Yield Book, a third-party model. Actual results could differ significantly from these estimates. Interest rate sensitivity is based on assumptions resulting in certain limitations, including (i) an instantaneous shift in rates with no changes to the slope of the yield curve, (ii) no changes in agency MBS spreads, (iii) no changes to the investment or hedge portfolio, and (iv) no changes to the deferred tax liability. Net Duration Gap Interest Rate Sensitivity

Book Value Sensitivity to MBS Spreads Agency MBS spread sensitivity is derived from The Yield Book, a third-party model. Actual results could differ significantly from these estimates. The estimated change in book value reflects an assumed spread weighted average duration of 5.3 years, which is a model-based assumption that is dependent upon the size and composition of our portfolio as well as economic conditions present as of December 31, 2018. The agency MBS spread sensitivity is based on assumptions resulting in certain limitations, including (i) no changes in interest rates, (ii) no changes to the investment or hedge portfolio, and (iii) no changes to the deferred tax liability. MBS Spread Sensitivity Historical MBS to U.S. Treasury Spread 108 bps 135 bps

Well Matched Hedging Can Protect Profitability Though Various Rate Environments Mortgage investment spreads fluctuate based on economic and U.S. Federal Reserve cycles The Company utilizes interest rate swaps to lock into an investment spread for a defined period Mortgage principal paydowns are reinvested at current investment spreads Mortgage investment spreads have historically never been negative even in periods of inverted U.S. Treasury yield curves Historical Spread Between Current Coupon Agency MBS and Three Month LIBOR 241 bps

Arlington has transitioned its portfolio from private-label to agency assets to achieve the highest risk adjusted returns December 31, 2009 December 31, 2011 December 31, 2013 Agency MBS capital allocation Private-label MBS capital allocation Arlington constantly evaluates different investment opportunities to allocate capital in order to achieve the highest risk adjusted returns Arlington has actively transitioned the allocation of capital towards agency MBS as levered returns, paired with Arlington’s hedging strategy, have become more attractive As markets and housing have recovered, private-label MBS returns have fallen relative to agency MBS Arlington's increased concentration of agency MBS has enhanced its ability to prudently leverage its balance sheet December 31, 2015 December 31, 2018 Agency MBS allocated capital is composed of MBS and its related interest receivable, repo, derivative instruments, deposits, net receivable or payable for unsettled securities and cash. Private-label MBS allocated capital is composed of MBS and its related repo.